UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ANAVEX LIFE SCIENCES CORP.

(Name of Registrant as Specified In Its Charter)

PVG ASSET MANAGEMENT CORPORATION

PATRICK S. ADAMS

JASON KOLBERT

RALF VON ZIEGESAR

RENE MORA

JOHN BORIS

CURTIS HOGUE

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PVG ASSET MANAGEMENT CORPORATION

August 27, 2026

Dear Fellow Anavex Stockholders:

PVG Asset Management Corporation (“PVG,” “we” or “us”) and the other participants in this solicitation are the beneficial owners of an aggregate of 337,663 shares of common stock of Anavex Life Sciences Corp., a Nevada corporation (“Anavex” or the “Company”). We believe that changes to the composition of the Board of Directors of the Company (the “Board”) are necessary to ensure that the Company is being run in a manner consistent with your best interests. As further detailed in the attached Proxy Statement, we believe the Company urgently needs a reconstructed Board given the lack of corporate direction and oversight from the Company’s existing Board. These factors, in our view, have resulted in poor corporate governance practices and a lack of transparency and stockholder engagement.

We are seeking your support for the election of our six (6) nominees as directors at the Company’s 2026 annual meeting of stockholders (including any adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”), scheduled to be held on September 24, 2026, at 8:30 a.m. Eastern Daylight Time, completely virtually via live webcast. We believe stockholders will benefit from the addition of directors from our slate of director nominees, all of whom share the objective of enhancing value for the benefit of all Anavex stockholders. We are confident that our six (6) highly qualified nominees, Patrick S. Adams, Jason Kolbert, Ralf von Ziegesar, Rene Mora, John Boris and Curtis Hogue (collectively, the “PVG Nominees”), possess the appropriate experience, judgment and commitment to replace the Company’s incumbent directors and their nominees to the Board and serve the best interests of all stockholders.

The Board is currently composed of six (6) directors, four (4) of whom are standing for election at the Annual Meeting, along with two (2) new nominees the existing Board has nominated. Through the attached Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect our six (6) nominees, Patrick S. Adams, Jason Kolbert, Ralf von Ziegesar, Rene Mora, John Boris and Curtis Hogue, to the Board.

PVG and Anavex will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Holders of common stock will have the ability to vote for up to six (6) nominees on PVG’s enclosed GOLD universal proxy card. Any holder of common stock who wishes to vote for any combination of our nominees and the Company nominees may do so on PVG’s GOLD universal proxy card. There is no need for holders of common stock to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. We urge holders of common stock to use our GOLD universal proxy card to vote “FOR” our six (6) nominees.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card or GOLD voting instruction form today. The attached Proxy Statement and enclosed GOLD universal proxy card are first being furnished to stockholders on or about August 27, 2026.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later-dated GOLD universal proxy card or GOLD voting instruction form or by voting virtually or otherwise attending and voting at the Annual Meeting.

If you have any questions or require assistance with your vote, please contact InvestorCom LLC, which is assisting us, at the address and toll-free number listed on the following page.

Thank you for your support.

/s/ Patrick S. Adams
Patrick S. Adams, CEO
PVG Asset Management Corporation

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If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of PVG’s proxy materials, please contact:

1055 Washington Boulevard, Suite 520

Stamford, CT 06901

Stockholders may call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

E-mail: proxy@investor-com.com

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2026 ANNUAL MEETING OF STOCKHOLDERS

OF

ANAVEX LIFE SCIENCES CORP.

PROXY STATEMENT
OF
PVG ASSET MANAGEMENT CORPORATION

PLEASE SIGN, DATE AND RETURN THE ENCLOSED

GOLD UNIVERSAL PROXY CARD TODAY

PVG Asset Management Corporation (“PVG”) and Patrick S. Adams, together with the other participants in this solicitation (collectively “PVG,” “we” or “us”), are the beneficial owners of an aggregate of 337,663 shares of common stock, $0.001 par value per share (the “Common Stock”), of Anavex Life Sciences Corp., a Nevada corporation (the “Company” or “Anavex”), representing approximately 0.36% of the outstanding shares of Common Stock.

We believe that the Board of Directors of the Company (the “Board”) must be reconstituted in order to ensure that it takes the necessary steps to protect and maximize value of the Company for all of its stockholders. To that end, we have nominated six (6) highly qualified director nominees who have strong and relevant backgrounds, including experience in critical stage biopharmaceutical developments, review and finance, and are committed to moving the Company forward in its product development pipeline while ensuring that the Company meets its SEC reporting obligations.

Accordingly, we are seeking your support at the 2026 annual meeting of stockholders to be held completely virtually via live webcast on September 24, 2026, at 8:30 a.m. Eastern Daylight Time (including any adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect PVG’s six (6) director nominees, Patrick S. Adams, Jason Kolbert, Ralf von Ziegesar, Rene Mora, John Boris and Curtis Hogue (each, a “PVG Nominee” and together, the “PVG Nominees”), to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are elected and qualified;

2.	To vote on the Company’s proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026; and

3.	To conduct any other business properly brought before the Annual Meeting.

This Proxy Statement and the enclosed GOLD universal proxy card are first being furnished to stockholders on or about August 27, 2026.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will be unable to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy, please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

The Board is currently composed of six (6) directors, four (4) of whom are standing for election at the Annual Meeting and two (2) of whom are new nominees of the Board. Through this Proxy Statement and the enclosed GOLD universal proxy card, we are soliciting proxies to elect our six (6) nominees, Patrick S. Adams, Jason Kolbert, Ralf von Ziegesar, Rene Mora, John Boris and Curtis Hogue, to the Board. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company nominees.

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PVG and Anavex will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, that will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to six (6) nominees on PVG’s enclosed GOLD universal proxy card or GOLD voting instruction form. There is no need to use the Company’s proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the PVG Nominees will have the legal effect of replacing the current directors. If elected, the PVG Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate and advance the Company’s current product pipeline.

Stockholders of record are permitted to vote for fewer than six (6) nominees on the enclosed GOLD universal proxy card or GOLD voting instruction form. PVG urges stockholders using its GOLD universal proxy card or GOLD voting instruction form to vote “FOR” all of the PVG Nominees.

IF YOU MARK FEWER THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS ON YOUR GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM, WHEN DULY EXECUTED, YOUR PROXY WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” EACH OF THE SIX (6) PVG NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on July 31, 2026, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 630 Fifth Avenue, 20th Floor, New York, New York 10111. According to the Company’s proxy statement, as of the Record Date, there were 92,696,842 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

As of the date hereof, the participants in this solicitation collectively beneficially own 337,663 shares of Common Stock, and intend to vote all of such shares FOR the election of the PVG Nominees and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card or GOLD voting instruction form.

THIS SOLICITATION IS BEING MADE BY PVG AND THE PVG NOMINEES AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS OF WHICH PVG IS NOT AWARE A REASONABLE TIME BEFORE THIS SOLICITATION BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM “FOR” THE ELECTION OF THE PVG NOMINEES.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE EXISTING BOARD, YOU MAY REVOKE THAT PROXY AND VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GOLD universal proxy card are available at

https://icomproxy.com/anavex

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IMPORTANT

Your vote is important, no matter the number of shares of Common Stock you own. We urge you to sign, date and return the enclosed GOLD universal proxy card or GOLD voting instruction form today to vote “FOR” the election of the PVG Nominees.

●	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to PVG, c/o InvestorCom LLC in the enclosed postage-paid envelope today.

●	If your shares of Common Stock are held through a brokerage account, bank or other nominee, you are considered the beneficial owner of those shares. These proxy materials, together with a GOLD voting instruction form, are being forwarded to you through your broker, bank or other nominee. You must instruct the nominee how to vote your shares. Your broker, bank or other nominee cannot vote your shares on your behalf without your instructions.

●	Depending on your broker, bank or other nominee, you may be able to vote by toll-free telephone or the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the enclosed postage-paid return envelope.

●	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your GOLD universal proxy card or GOLD voting instruction form by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As PVG is using a “universal” proxy card containing the PVG Nominees as well as the Company nominees, there is no need to use any other proxy card regardless of how you intend to vote. We strongly urge you NOT to sign or return any WHITE proxy cards or WHITE voting instruction forms that you may receive from Anavex. Even if you return the Company’s white universal proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of PVG’s proxy materials, please contact:

1055 Washington Boulevard, Suite 520

Stamford, CT 06901

Stockholders may call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

E-mail: proxy@investor-com.com

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BACKGROUND RELATING TO OUR SOLICITATION

The following is a chronology of events leading up to this proxy solicitation by us:

●	Third Quarter 2024: After identifying the potential of Anavex’s Central Nervous System (“CNS”) pipeline, PVG begins accumulating an equity stake in the Company.

●	March 25, 2026: The Company announces in a press release that it had withdrawn its application for the marketing authorization of blarcamesine in the European Union as an add-on therapy for the treatment of early Alzheimer’s disease in adults, which had been under review by the European Medicines Agency (“EMA”).

●	April - May 2026: A major leadership transition occurs at Anavex in April, which was disclosed publicly in May 2026. The disclosure of the Company in its Form 8-K filed with the SEC on May 6, 2026 indicated that “Anavex Life Sciences Corp. (the “Company”) terminated the employment of Christopher Missling, PhD as the Company’s Chief Executive Officer for Cause (as defined in the Employment Agreement, dated as of June 27, 2013, between Dr. Missling and the Company, as amended and restated), effective immediately, for, among other things, conduct that the Special Committee believed was inconsistent with Company policy.” The Company has not indicated publicly the specific conduct that was, in the belief of the Special Committee of the Board, inconsistent with Company policy.

●	May 2026: Anavex retains a new investor relations firm, SCR Partners LLC. Based upon our review of relevant information, this firm appears focused on the real estate sector and we believe does not have a high level of knowledge regarding the U.S. Food and Drug Administration (“FDA”) or the EMA.

●	May 2026: On May 11, 2026, the Company files a Form 8-K with the SEC disclosing that its Chief Operating Officer departed from the Company.

●	May 2026: On May 13, 2026, the Company files a Form 12b-25 notifying the SEC of its inability to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, disclosing:

“As previously disclosed in the Company’s Current Report on Form 8-K filed on May 6, 2026, a special committee (the “Special Committee”) composed of independent directors of the Board of Directors (the “Board”) terminated the employment of Dr. Christopher Missling as the Chief Executive Officer of the Company on April 30, 2026, for, among other things, conduct that the Special Committee believed was inconsistent with Company Policy. On May 4, 2026, the Special Committee appointed Dr. Terrie Kellmeyer as Interim Chief Executive Officer.

Until the Special Committee and the Company complete their review of certain matters related to the termination of Dr. Missling and Dr. Kellmeyer has had sufficient opportunity to review the Form 10-Q prior to its certification and filing, the Company will be unable to complete its preparation and review of the Form 10-Q without unreasonable effort or expense. The Special Committee and the Company are working diligently to complete their review so that the Company can file the Form 10-Q.”

The 10-Q has not been filed with the Securities and Exchange Commission for more than three months as of August 26, 2026.

●	May 2026: On May 20, 2026, the Company discloses that it had received a delinquency notification letter from the listing qualifications department of The Nasdaq Stock Market LLC indicating that as a result of the Company’s inability to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

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●	May - June 2026: The Company’s Form 8-K dated May 15, 2026, and changes to the corporate website reveal that Dr. Wolfgang Liedtke, M.D., Ph.D., and Dr. Kun Jin, Ph.D., among other senior management team members of the Company, all of whom have well respected backgrounds and track records in academia, biotech pharma and the FDA’s neurology division, were removed from the Company. We believe these key employee removals adversely impact the scientific and clinical continuity of Anavex.

●	June 2026: On June 25, 2026, the Company discloses publicly that its annual meeting will be more than 30 days after the anniversary of the Company’s 2025 Annual Meeting of Stockholders and sets the meeting date for September 24, 2026.

●	July 2026: In light of the above, PVG submits six qualified director nominations to the Company ahead of the July 10, 2026, deadline for director nominations.

●	July 2026 (Post-Deadline): The Board acknowledges receipt of our proposed Board composition and agrees to a video conference that was held on July 15, 2026. During this meeting, the Board collectively resisted our proposed nominations.

●	July 2026: On July 24, 2026, PVG files a preliminary proxy statement with the Securities and Exchange Commission.

●	August 2026: On August 10, 2026, Anavex files another notice with the Securities and Exchange Commission disclosing that its Form 10-Q for the quarter ended June 30, 2026, will not be filed timely.

●	August 2026: On August 18, 2026, we filed an amended preliminary proxy statement with the Securities and Exchange Commission.

●	August 2026: On August 27, 2026, we filed an amended preliminary proxy statement with the Securities and Exchange Commission.

●	August 2026: On August 27, 2026, we filed this definitive proxy statement with the Securities and Exchange Commission.

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REASONS FOR THE SOLICITATION

We urge our fellow stockholders to evaluate critically the recent activities of the current Board, which we believe has operated to the detriment of the Company’s stockholders.

●	We believe the Board, based upon the recent history of the Company’s direction, stock performance, and lack of accomplishments, has done a poor job of critical oversight for a neurosciences company in Anavex’s stage of development. It appears from the backgrounds of the four existing Anavex nominees who are existing Board members as set forth in Anavex’s proxy statement dated August 10, 2026 that they do not have the expertise, industry knowledge, or practical experience in rigorous follow-through we believe is required in order to move products through clinical trials to market. We do not understand why the Board did not direct Company management to move forward with the required Phase 3 trial of the Company’s Alzheimer’s potential product, blarcamesine, that would have been required even if the Company was pursuing conditional approval by the EMA.

●	For specificity, the initial top-line results for the phase 2b/3 of blarcamesine in early onset Alzheimer’s data was released in December of 2023, the final data was presented at the Alzheimer’s Association in July 2024 and published in January 2025, from review of the Company’s press releases and SEC filings, we believe little has been accomplished by the Company since then. The Company’s Form 10-K filings indicate that it has incurred net losses for the fiscal years ended September 30, 2023, 2024 and 2025 of $47.5 million, $43.0 million and $46.4 million, respectively. These losses are significant, but we believe pale in comparison to having this potentially significant drug approved and marketed. Based upon our review of other drugs in this stage, we believe this opportunity could have moved along more rapidly than it did.

●	In light of Company press releases, it appears the Board has abandoned the targeted genetically defined population approach and deprioritized potential products for Parkinson’s and Schizophrenia, which we believe could have tremendous potential.

●	Depressed Stock Price: Despite operating in a high-growth neurological sector with what we believe to be immense clinical potential, the Board recently disrupted the Company’s operations by terminating key personnel and clinical resources while allowing the Company to not meet SEC reporting obligations. Despite the reasons set forth in the Company’s SEC filings as to why the filings would not be timely filed, a 10-Q over three months late is inexcusable and reflects poorly on the Company. In addition, there is now another 10-Q (due in mid-August 2026) which has not been filed with the SEC. Based on review of stock prices, the Company’s common stock now trades near multi-year lows. We believe the market has spoken in response to the Board-initiated key person turnover and its disorganized oversight of the Company, evidenced by the Company’s ongoing failure to file its SEC reports and failure to comply with a Nasdaq listing rule, compounded by not being prepared to have the annual meeting in the usual time frame. We believe this reflects a disorganized entity with a Board that is not providing competent leadership.

●	Questionable Investor Relations Firm: Reflective of poor leadership and Board oversight, management of the Company recently retained an outside investor relations firm that holds itself out as a specialist in real estate. In our opinion, after review of the promotional material of this firm and our follow up, it has demonstrated an inability to field standard stockholder inquiries regarding Anavex’s core business domain: clinical healthcare, biotechnology, and neurology. We believe that this choice in professional communications alienates the institutional investment community, leaves stockholders not fully informed and affects the Company’s stock price.

●	Failure of Financial Oversight and Regulatory Non-Compliance: As indicated above, the Board’s lack of administrative diligence recently resulted in the Company’s failure to timely file its Quarterly Reports (Form 10-Q) for the periods ended March 31, 2026, and June 30, 2026. The initial failure triggered an official Nasdaq delinquency notification for violating Listing Rule 5250(c)(1). We believe that the Company should always file its SEC reports timely. By allowing the Company to fall out of compliance with reporting requirements, the Board has compromised the continued listing of the Company’s common stock on Nasdaq and indirectly the liquidity of the common stock.

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Financial Performance and Weak Strategic Oversight

The Board has, in our view, failed to hold new management accountable for substantially little progress in product development. We believe that this course of conduct and the Board’s lax oversight have damaged stockholder confidence and contributed to the disconnect between the Company’s intrinsic value and its recent common stock trading prices.

Lack of Board Accountability

Inevitably, sustained underperformance raises concern about accountability in the boardroom. According to the Company’s definitive proxy statement dated August 10, 2026, and as set forth in Schedule II, most of the shares held by the Company’s nominees are options to purchase common stock that are out of the money compared to the recent trading price of the Company’s common stock. Actual ownership of common stock outside of the option grants for the four existing board nominees is minimal, which has been disclosed to be only approximately 5,000 shares of common stock.

Change is Needed

We believe our recent experience with the Board evidences that the Board lacks effective leadership. In our view, the Board needs directors with strong leadership experience in the biotech sector, along with stockholder-aligned perspectives and expertise in key areas of operations, capital allocation and corporate governance. See the information immediately below regarding the nominees of PVG.

●	Patrick S. Adams, Chief Executive Officer and Portfolio Manager of PVG Asset Management, with more than 40 years of professional investment-management experience, including leadership roles at Berger Mutual Funds, Kemper and Dreyfus/Founders, as well as expertise in risk management, market cycles and capital allocation. He has a long history of analyzing companies in the same or related industries of Anavex.

●	Jason Kolbert, Head of Equity Research at D. Boral Capital, with more than 25 years of experience analyzing biotechnology and life-sciences companies, including leadership of healthcare research at Maxim Group and experience as a portfolio manager at Susquehanna International Group. He began his career as a pharmaceutical chemist before joining Schering-Plough and has been researching Anavex since its early years.

●	Ralf von Ziegesar, Managing Director at FOCAM AG, with extensive international experience in wealth management, asset management and corporate finance, bringing global capital-allocation, governance and financial expertise.

●	Rene Mora, an independent consultant and board advisor, and former portfolio manager at Monashee Investment Management, with more than 20 years of healthcare investment experience and expertise in capital markets, valuation, regulatory considerations and strategic oversight.

●	John Boris, Managing Partner at JTB Capital Management, with broad executive, investment and operational experience, including expertise in restructuring, business optimization, corporate strategy and capital markets. In terms of experience in the pharmaceutical industry, John worked for Eli Lilly from 1985 to 1989, ending his tenure as Head of New Product Planning and Sales, leading the Prozac team and Warner-Lambert from 1990 to 1997 (acquired by Pfizer) as Senior Manager, Neurosciences.

●	Curtis Hogue, Founder and Senior Partner of On365 Partners and former Interim Chief Executive Officer and Board Member of Alaunos Therapeutics, with more than 20 years of buy-side and sell-side biotechnology experience, including founding Dune Lake Capital and advising life-sciences executives on capital-markets strategy, public-company governance and strategic repositioning.

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Critique of Certain Individual Directors and Management

While certain legacy directors of the Company possess baseline credentials on paper, we believe the prevailing boardroom culture is not focused on the Company’s core competencies and products and requires complete replacement. Our opposition focuses heavily on the following persons:

●	Jiong Ma (Board Chair): We believe that under her leadership, corporate oversight has deteriorated. Failure to file with the SEC on a timely basis is alarming. A close review of her publicly disclosed business experience in the Company’s proxy statement indicates she is heavily involved in overseeing investments in next-generation computing and serving as a director of public companies focused on developing AI batteries. We believe that her track record as CEO of the Special Purpose Acquisition Company (SPAC) Chavant Capital Acquisition Corp. represents a failure of capital stewardship. Following Chavant’s business combination with Mobix Labs (NASDAQ: MOBX) the transaction resulted in a staggering price decrease of over 95% of stockholder value. Due to the low stock prices, that company effected a 1-for-10 reverse stock split to avoid Nasdaq delisting. While public investors suffered massive capital losses, the transaction’s sponsors continued to collect management and advisory fees. In our opinion, her background is not compatible with the disciplined execution required by a clinical-stage biotechnology firm.

●	Claus van der Velden (Chair of the Audit and Nominating and Corporate Governance Committees): We believe his presence on the Board highlights a structural deficiency: a lack of specialized healthcare, drug development, or biotechnology experience. Mr. van der Velden currently serves as the Chief Financial Officer (CFO) and Managing Director at NetCologne, a regional German telecommunications provider based in Cologne, Germany. While utility and broadband infrastructure management may have corporate value in other sectors, we believe a local telecom financial executive possesses little commercial or regulatory familiarity with complex CNS clinical pipelines or global drug approval frameworks. In our view, his leadership of key committees leaves the Company ill-equipped to align executive and financial statement oversight with the realities of the biopharmaceutical industry.

●	Dr. Terrie Kellmeyer (Interim CEO): Her biographical information in the Company’s August 10, 2026, proxy statement discloses that she has never served as a chief executive officer of a public company. In our view, her brief tenure has resulted in limited progress to steer complex clinical assets through critical checkpoints. Her immediate past track record includes serving as Executive Vice President of Regulatory Affairs at Aardvark Therapeutics, an assignment that concluded with clinical and regulatory setbacks. Under her direct regulatory oversight, Aardvark announced a voluntary pause of its Phase 3 HERO trial for its lead drug candidate, ARD-101. We believe that entrusting Anavex’s high potential CNS pipeline to an executive without prior CEO experience is an unacceptable risk to the Company.

Our Plan

Below is a summary of what we would seek to accomplish for the Company if we are successful in reconstructing the Board.

●	First, we intend to reconstruct the Board with experienced executives and investors in biotech that know what needs to be done and have a history of success. The Board works for stockholders, and if elected, we will require active discussions, pose critical questions for management, closely monitor progress, and coordinate with experts that may be helpful for management.

●	It is critical to keep the Company’s common stock listed on the Nasdaq by filing the necessary SEC reporting. We will emphasize this.

●	If elected, we will seek to explore hiring an experienced CEO with a track record, who has led other teams successfully developing drugs in the CNS space. We would search for a CEO that has successful development experience, has raised money from institutional investors, and who has demonstrated that he or she can work through difficult issues. The person hired should have a following of institutional investors and be able to communicate well with investors and analysts, and is willing to appear on business shows and other mediums to cultivate a following of Alzheimer’s patients and investors.

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●	We would seek to hire a Chief Medical Officer that has been successful in CNS.

●	We believe developing the Company’s product pipeline is critical. We would explore starting the Phase 3 Alzheimer’s trial for blarcamesine and derisking the clinical trial in seeking a good probability of success. Prioritize time to market, e.g. Rett syndrome, Fragile X and Angelman syndrome (both in U.S and Europe), and genetically identified subpopulations for Alzheimer’s disease and Parkinson’s disease. Partner with big pharma, the indications that have had strong clinical data that the Company cannot fund.

●	We would explore partnering with big drug companies and pursue non-dilutive and strategic partnerships.

●	We would expect that extending the patent life of blarcamesine; this is critical.

●	Further, we would build back the Company’s clinical team with competent scientists with proven records of accomplishments.

●	We would require all Board members and key employees to actually purchase stock in the open market. We believe that “having skin in the game” is critical.

●	As part of a strong investor relations program, the Company needs an IR person that has relationships with all the major biotechnology funds in the U.S. and also knows the smaller funds and family offices. We would seek to have the Company hold two conference calls a quarter, one for earnings and another with a detailed update on the clinical trials. We would cultivate a culture of being transparent with investors and analysts. We would seek to hire an investor relations head that is motivated to speak with investors and has worked at another biotechnology company.

●	We would seek to hire a public relations firm that can place key articles and get TV and social media exposure.

●	We would seek to have a Company presence at all industry-related conferences to build momentum with key opinion leaders.

●	We believe that product approval may not be cleared without addressing product manufacturing, which would likely be outsourced. This issue will come up quickly and any manufacturing facility will need to be inspected by our staff that are familiar with manufacturing.

●	We believe in outreach to investment banking firms to gain their confidence. We would expect that the CEO would speak at investment banking conferences.

●	We expect to seek to achieve other objectives as the Company’s products and testing develops.

Change in Control

If we are successful in electing at least four (4) of the PVG Nominees at the Annual Meeting, then a “change in control” of the Board may be deemed to have occurred. Based on a review of the Company’s publicly available documents, such a change in control would trigger certain provisions under certain of the Company’s incentive plans and agreements, including the acceleration of full vesting under the Company’s incentive plans. A more detailed summary of the implications of a change in control can be found in the Company’s proxy statement dated August 10, 2026, under “Potential Payments Upon a Change in Control.” Further, in the event of a change in control, all outstanding awards to non-employee directors, including stock options, may be exercised and will become fully exercisable, all restrictions with respect to such outstanding Awards will lapse and any specific performance goals with respect to outstanding Awards will be deemed to be satisfied. While we have no knowledge that the information contained in the Company’s proxy statement is inaccurate, we are not in a position to verify such information. While a change in control may trigger accelerated vesting, we believe any potential effects from such a change in control would be outweighed by the overwhelming benefits from a reconfigured Board that would consist of our six (6) nominees.

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PROPOSAL 1

ELECTION OF DIRECTORS

We are seeking your support at the Annual Meeting to elect each of the PVG Nominees, Patrick Adams, Jason Kolbert, Ralf von Ziegesar, Rene Mora, John Boris and Curtis Hogue, for terms ending at the next Annual Meeting. Assuming one or more of the PVG Nominees receives sufficient votes to be elected to the Board, your vote to elect such PVG Nominees will have the legal effect of replacing an equivalent number (up to six) incumbent directors of the Company.

This Proxy Statement is soliciting proxies to elect the six (6) PVG Nominees. We have provided the required notice to the Company pursuant to the universal proxy rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company nominees.

THE PVG NOMINEES

The following description sets forth the name, age, employment and material occupations, and positions of the PVG Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that the PVG Nominees should serve as directors of the Company are also set forth below.

Patrick S. Adams, age 65, has served as Chief Executive Officer and Portfolio Manager of PVG Asset Management since January 2008. In that role, Mr. Adams is responsible for managing investment portfolios and overseeing the firm’s investment strategy, research, risk management and capital-allocation decisions. Mr. Adams has managed money professionally since 1985, including serving as Chief Investment Officer of Berger Mutual Funds and as a portfolio manager for Kemper and Dreyfus/Founders. Mr. Adams brings to the Board extensive experience in investment management, financial markets, risk management, corporate strategy and capital allocation.

John Boris, age 64, has served as Managing Partner of JTB Capital Management since January 2019. In that role, Mr. Boris manages a portfolio of public and private companies and evaluates investment opportunities across multiple industries. He has a long history of being a biopharmaceutical equity research analyst, including roles as such with Merrill Lynch from 2000 to 2002, BMO Capital Markets from 2003 to 2004, The Bear Stearns Companies from 2005 to 2008, Citigroup from 2008 to 2013, and SunTrust Robinson Humphrey from 2013 to 2019. Mr. Boris brings to the Board experience in biopharmaceutical management, portfolio management, public and private company investing, corporate strategy, capital allocation, business optimization and financial oversight.

Jason Kolbert, age 67, has served as Founder and President of Daruma BioCapital LLC since May 2026. Daruma provides science-driven research and strategic advisory services to investors, entrepreneurs and emerging life-sciences companies, including advice regarding clinical development, market opportunity, valuation, financing strategy and capital-markets positioning. Previously, Mr. Kolbert served as Senior Biotechnology Analyst at D. Boral Capital from June 2024 through May 2026, where he helped rebuild the firm’s healthcare research platform. From 2018 through April 2024, Mr. Kolbert served as a Biotechnology Analyst and Research Director at Dawson James, covering approximately 50 small- and mid-cap biotechnology companies and focusing particularly on central nervous system companies. Earlier in his career, he served as Head of Healthcare Research at Maxim Group, Chief Business Officer of NeoStem, a healthcare portfolio manager at Susquehanna International Group and a healthcare special-situations analyst and portfolio manager at Salomon Smith Barney. Mr. Kolbert has more than 25 years of experience in biotechnology and life-sciences research, valuation, capital raising, investment management, clinical development and strategic transactions. He holds a Master of Business Administration from the University of New Haven and a Bachelor of Science in Chemistry from the State University of New York at New Paltz. He also holds Series 7, 24, 63, 86 and 87 licenses and is proficient in Japanese. Mr. Kolbert brings to the Board extensive expertise in scientific and commercial diligence, public-company valuation, capital markets, financing, corporate strategy and mergers and acquisitions.

Ralf von Ziegesar, age 71, has served as Managing Director of FOCAM AG, a multi-family office, since January 2010. In that role, Mr. von Ziegesar is responsible for overall asset allocation and investment decisions, including private-equity and venture-capital investments. He has also served as chief executive officer and managing director of companies in the food industry and as an executive involved in rainforest-conservation initiatives. Mr. von Ziegesar brings to the Board extensive experience in asset allocation, private and venture capital, investment strategy, executive leadership, international business and corporate governance.

Rene Mora, M.D., Ph.D., age 66, has served as Senior Partner of On365 Partners Inc., a firm advising biotechnology and pharmaceutical companies on capital-markets strategy, investor communications and investor-relations execution, since April 2025. Since April 2025, Dr. Mora has also served as Senior Advisor to KCap Biotechnology Fund. Since January 2025, Dr. Mora has served as Manager of MoraMD Consulting, LLC, through which he advises healthcare companies on corporate development, business development and financial-planning matters, including current assignments for Owle AI and Aluda Pharmaceuticals. From June 2020 through December 2024, Dr. Mora served as Portfolio Manager at Monashee Investment Management, where he managed a healthcare portfolio with approximately $3.5 billion in assets and helped construct the healthcare portion of a $500 million private crossover fund. Dr. Mora brings to the Board more than 20 years of experience in healthcare investing, biotechnology, corporate development, valuation, public and private capital markets, portfolio construction, strategic planning and financial oversight.

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Dale Curtis Hogue, Jr., age 57, has served as Founder and Senior Partner of On365 Partners Inc., a consulting firm that advises biotechnology and pharmaceutical companies on capital-markets strategy, investor communications and investor-relations execution, since September 2023. From December 2023 through July 2025, Mr. Hogue served as Interim Chief Executive Officer and a director of Alaunos Therapeutics, Inc., a biotechnology company. In those roles, he helped reposition the company’s strategy, advanced its development programs, obtained equity financing and an equity line of credit, and oversaw investor-relations, Nasdaq-compliance and Securities and Exchange Commission reporting matters. From September 2019 through December 2023, Mr. Hogue served as Founder and Chief Investment Officer of Dune Lake Capital, where he managed a family-office portfolio and provided consulting services to biotechnology companies. Since June 2025, Mr. Hogue has served as a director of Wandering with Willow, a 501(c)(3) organization dedicated to providing accessible transportation for families affected by Rett syndrome. Mr. Hogue brings to the Board more than 20 years of experience in biotechnology investing, capital-markets strategy, investor communications, public-company governance, corporate repositioning and strategic transactions.

For information regarding purchases and sales of securities of the Company during the past two years by certain of PVG and the PVG Nominees, please see Schedule I.

PVG believes that each PVG Nominee presently is, and if elected as a director of the Company, each PVG Nominee would qualify as an “independent director” within the meaning of (i) the applicable Nasdaq listing standards relating to board composition, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, PVG acknowledges that no director of a Nasdaq-listed company qualifies as “independent” under the Nasdaq listing standards unless the Board affirmatively determines that such director is independent under those standards. Accordingly, PVG acknowledges that, if elected, the determination of each PVG Nominee’s independence under the Nasdaq listing standards ultimately rests with the judgment and discretion of the Board. No PVG Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as otherwise set forth in this Proxy Statement:

●	During the past 10 years, no PVG Nominee has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors.
●	No PVG Nominee directly or indirectly beneficially owns any securities of the Company.
●	No PVG Nominee owns any securities of the Company that are held of record but not beneficially.
●	No PVG Nominee has purchased or sold any securities of the Company during the past two years.
●	No part of the purchase price or market value of the securities of the Company owned by any PVG Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding those securities.
●	No PVG Nominee is, or during the past year was, a party to any contract, arrangement or understanding with any person relating to any securities of the Company.
●	No associate of any PVG Nominee beneficially owns, directly or indirectly, any securities of the Company.
●	No PVG Nominee beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.
●	No PVG Nominee, or any associate or immediate family member of a PVG Nominee, was a party to any transaction or series of similar transactions since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction or series of similar transactions, involving the Company or any of its subsidiaries in which the amount involved exceeds $120,000.

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●	No PVG Nominee, or any associate of a PVG Nominee, has an arrangement or understanding with any person regarding future employment by the Company or its affiliates, or regarding future transactions to which the Company or any of its affiliates will or may be a party.
●	No PVG Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted upon at the Annual Meeting.
●	No PVG Nominee holds any position or office with the Company.
●	No PVG Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.
●	No company or organization with which any PVG Nominee has been employed during the past five years is a parent, subsidiary or other affiliate of the Company.
●	There are no material proceedings to which any PVG Nominee or any associate of a PVG Nominee is a party adverse to the Company or any of its subsidiaries, or in which any PVG Nominee or any associate of a PVG Nominee has a material interest adverse to the Company or any of its subsidiaries.

Except as disclosed herein, with respect to each of the PVG Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years; (b) there are no relationships involving any PVG Nominee or any associate of such PVG Nominee that would have required disclosure under Item 407(e)(4) of Regulation S-K had such PVG Nominee been a director of the Company; and (c) none of the PVG Nominees, nor any associate of any PVG Nominee, has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings, or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as set forth in this Proxy Statement, there are no agreements, arrangements or understandings between or among PVG, Patrick S. Adams, the other PVG Nominees or any other person or persons pursuant to which the nominations described herein are to be made, other than the consent of each PVG Nominee to be named as a nominee of PVG and Patrick S. Adams in this Proxy Statement and in any other proxy statement relating to the Annual Meeting, and to serve as a director of the Company if elected. None of the PVG Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

PVG and Anavex will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, and each universal proxy card will include the names of all nominees eligible for election to the Board. Each of the PVG Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting and to serving as a director of the Company if elected. Stockholders will have the ability to vote for up to six (6) nominees on PVG’s enclosed GOLD universal proxy card or GOLD voting instruction form. Any stockholder who wishes to vote for any combination of the Company nominees and the PVG Nominees may do so on PVG’s enclosed GOLD universal proxy card or GOLD voting instruction form.

There is no need to use the Company’s proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than six (6) nominees or for any combination of the PVG Nominees and the Company nominees, up to a total of six (6) nominees, on PVG’s enclosed GOLD universal proxy card or GOLD voting instruction form. PVG urges stockholders to use the GOLD universal proxy card or GOLD voting instruction form to vote “FOR” all of the PVG Nominees.

Certain information concerning the Company nominees, including their names, backgrounds and qualifications, is set forth in the Company’s proxy statement. PVG is not responsible for the accuracy or completeness of any information provided by or relating to Anavex or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Anavex, or in any statements that Anavex or its representatives have made or may otherwise make.

IF YOU MARK FEWER THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, YOUR GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE SIX (6) PVG NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE SIX (6) PVG NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As described in the Company’s proxy statement, the audit committee of the Board has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. The audit committee is responsible for appointing, compensating, retaining and overseeing the Company’s independent registered public accounting firm.

The audit committee and the Board believe that the continued retention of Grant Thornton LLP is in the best interests of the Company and its stockholders. If stockholders do not ratify the appointment, the audit committee will reconsider its selection of Grant Thornton LLP. Even if the appointment is ratified, the audit committee may, in its discretion, select a different independent registered public accounting firm at any time during the fiscal year if it determines that a change is in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast affirmatively or negatively on Proposal 2 is required to approve the ratification. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record of the Company’s Common Stock at the close of business on July 31, 2026 may register to participate in the Annual Meeting. Based on the Company’s proxy statement, holders of Common Stock are entitled to vote at the Annual Meeting, with one vote per share.

Shares of Common Stock represented by properly executed GOLD universal proxy cards or GOLD voting instruction forms will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the six (6) PVG Nominees and “FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.

PVG and Anavex will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees eligible for election to the Board. Stockholders will have the ability to vote for up to six (6) nominees on PVG’s enclosed GOLD universal proxy card or GOLD voting instruction form. Any stockholder who wishes to vote for any combination of the Company nominees and the PVG Nominees may do so on PVG’s GOLD universal proxy card or GOLD voting instruction form. There is no need to use the Company’s proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than six (6) nominees or for any combination, up to six (6) total, of the PVG Nominees and the Company nominees on PVG’s GOLD universal proxy card or GOLD voting instruction form. We believe that voting on PVG’s GOLD universal proxy card or GOLD voting instruction form provides the best opportunity for stockholders to elect the PVG Nominees and achieve the Board composition that is in the best interests of all stockholders. Accordingly, PVG urges stockholders to use its GOLD universal proxy card or GOLD voting instruction form to vote “FOR” all six (6) PVG Nominees.

The Company’s proxy statement dated August 10, 2026, indicates that the presence by proxy or remote communication (i.e., virtually) of at least one-third (33.33%) of the shares issued and outstanding as of the record date for the Annual Meeting and entitled to vote at the Annual Meeting constitutes a quorum. If a proxy card has been properly submitted by a stockholder or on behalf of the stockholder or the stockholder votes virtually at the Annual Meeting, then the shares owned by the stockholder will be counted at the Annual Meeting. Abstaining votes and broker non-votes will be counted for purposes of establishing a quorum.

Also, the Company’s proxy statement indicates that if a quorum is present, directors will be elected by the vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Annual Meeting.

Under rules governing brokers, banks and other nominee holders of securities, the election of directors (“Proposal 1”) is considered a “non-routine” matter and a broker, bank or other nominee cannot vote on non-routine matters without explicit instructions from the beneficial owner. Therefore, there may be broker non-votes on Proposal 1. The ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (“Proposal 2”) is usually considered to be a routine matter under applicable rules; however, because you have received our proxy materials through a broker, bank or otherwise, Proposal 2 also will be considered a “non-routine” matter under the rules that govern brokers, banks or other nominees. In such instance, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not have authority to vote your shares on Proposal 1 or 2.

The Company’s proxy statement indicates that broker non-votes will have no effect on Proposal 1 since it is considered to be a non-routine matter and broker non-votes will have the effect of votes against Proposal 2. Further, abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting and, therefore, will have the effect of votes against Proposals 1 and 2.

IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be conducted exclusively via the Internet as a completely virtual meeting. Stockholders may attend the Annual Meeting online, vote their shares electronically during the meeting and submit questions during the meeting by visiting www.cesonlineservices.com/avxl26_vm. Stockholders will need the control number included on their WHITE proxy card or voting instruction form to register for and participate in the Annual Meeting. Instructions regarding registration and online participation are available at www.cesonlineservices.com/avxl26_vm. Stockholders must register in advance at www.cesonlineservices.com/avxl26_vm no later than 8:30 a.m. Eastern Daylight Time on September 23, 2026. Upon completing registration, stockholders will receive a confirmation email containing a link and instructions for accessing the Annual Meeting.

The Annual Meeting will be held on September 24, 2026, at 8:30 a.m. Eastern Daylight Time.

You are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.

If, on the Record Date, your shares of Common Stock were not held in your name but instead were held by a broker, bank or other nominee, you are the beneficial owner of shares held in “street name.” The Annual Meeting materials will be forwarded to you by your broker, bank or other nominee. Your broker, bank or nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. Because you are not the stockholder of record, however, you may vote your shares during the Annual Meeting only by obtaining a legal proxy from your broker, bank or other nominee and following its instructions.

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Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card or GOLD voting instruction form in the postage-paid envelope provided, or vote by Internet or telephone as instructed on the GOLD universal proxy card or GOLD voting instruction form.

If you have any difficulty completing the registration process or require assistance with your vote, please contact our proxy solicitor:

InvestorCom LLC

1055 Washington Boulevard, Suite 520

Stamford, CT 06901

Toll-free: (877) 972-0090

Banks and brokers may call collect: (203) 972-9300

Email: proxy@investor-com.com

Website: https://icomproxy.com/anavex

VOTING

Stockholders of Record

You may vote your shares by using one of the methods listed below. We strongly urge you to vote using the enclosed GOLD universal proxy card and not to vote using any proxy card sent to you by the Company. We strongly urge you NOT to sign or return any WHITE proxy cards or WHITE voting instruction forms that you may receive from Anavex.

**Mail.** You may vote by mail by completing, signing and dating the enclosed GOLD universal proxy card and mailing it in the enclosed prepaid and addressed envelope. Your GOLD universal proxy card must be received and tabulated no later than the closing of the polls for your proxy card to be valid and your vote to count.

**Online.** You may vote your shares online while virtually attending the Annual Meeting by visiting https://www.cesonlineservices.com/avxl26_vm. You will need the control number included on your WHITE proxy card to register for and participate in the Annual Meeting. Upon completing the registration process, stockholders will receive a confirmation email containing a link and instructions for accessing the Annual Meeting.

The Annual Meeting will be held completely virtually on September 24, 2026, at 8:30 a.m. Eastern Daylight Time. Registration requests must be received at least 24 hours before the Annual Meeting. To allow ample time for check-in procedures, we encourage stockholders to access the webcast 30 minutes before the beginning of the meeting.

Beneficial Owner

According to the Company’s proxy statement, if your shares are held in a stock brokerage account or by a bank or other nominee as of the Record Date, you are invited to attend the virtual Annual Meeting but may not vote your shares during the Annual Meeting unless you obtain a legal proxy from the record holder. As a beneficial owner, you are entitled to direct your broker, bank or other nominee how to vote your shares. You may instruct your broker, bank or other nominee by completing the voting instruction form provided to you. You may also vote by telephone or the Internet if your broker, bank or other nominee makes those methods available, in which case the applicable instructions will be provided by that broker, bank or nominee.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD voting instruction form in the postage-paid envelope provided, or vote by telephone or Internet as instructed on the GOLD voting instruction form.

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QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, a quorum consists of the holders of at least one third (33.3%) of the shares issued and outstanding on the Record Date and entitled to vote at the Annual Meeting. The Company’s proxy statement indicates that at the close of business on the Record Date, 92,696,842 shares of Common Stock were issued and outstanding. Shares of Common Stock represented in person or by proxy, including shares that abstain or do not vote with respect to one or more of the matters to be voted upon, will be counted for purposes of determining whether a quorum exists. Shares of Common Stock that are present virtually during the Annual Meeting constitute shares represented “in person.” If a quorum is not present, the person presiding at the Annual Meeting may adjourn the Annual Meeting until a quorum is obtained.

If you are a stockholder of record, you must deliver your vote by Internet, telephone or mail, or attend the Annual Meeting virtually and vote, in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker, bank or other nominee will vote your shares only pursuant to your instructions, and those shares will count in the determination of a quorum only if the broker, bank or other nominee submits the shares for purposes of establishing a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner has discretionary authority to vote on a routine matter, but the beneficial owner fails to provide instructions regarding a non-routine matter.

Because this is a contested solicitation and stockholders may receive proxy materials from both PVG and the Company, brokers, banks and other nominees will not have discretionary authority to vote any shares on any proposal unless the beneficial owner provides instructions. We urge you to provide instructions to your broker, bank or other nominee promptly.

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors: PVG and the Company will each use a universal proxy card listing all nominees. Because the election is contested, directors will be elected by a majority of the votes cast at the Annual Meeting, assuming a quorum is present. The six nominees receiving the highest number of votes cast “FOR” their election will be elected to the Board. A stockholder may vote “FOR” any combination of up to six nominees, or may vote for fewer than six nominees. Votes marked “WITHHOLD,” abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the election’s outcome. A proxy card or voting instruction form marked “FOR” more than six nominees will be invalid with respect to the election of directors.

Proposal 2: Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal is required to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. Abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect on the outcome of this proposal. Because the Annual Meeting involves a contested solicitation, brokers, banks and other nominees are not expected to have discretionary authority to vote shares held in street name on Proposal 2 unless they receive voting instructions from the beneficial owner.

Effect of an Unmarked GOLD Proxy Card or Voting Instruction Form. If you properly sign, date and return the enclosed GOLD universal proxy card or GOLD voting instruction form without marking voting instructions for one or more proposals, your shares will be voted in accordance with PVG’s recommendations set forth in this Proxy Statement. Accordingly, any such properly executed proxy will be voted “FOR” each of the six PVG Nominees and “FOR” Proposal 2. A proxy marked for fewer than six director nominees will be voted only as directed. If a proxy is marked for more than six director nominees, the vote on the election of directors will be invalid.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by us. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

PVG has entered into an agreement with InvestorCom LLC (“InvestorCom”) to provide solicitation and advisory services in connection with the solicitation. InvestorCom will receive a fee of no more than $110,000, together with reimbursement for its reasonable and out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. PVG has requested that banks, brokerage houses and other custodians, nominees and fiduciaries forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ approximately 50 persons to solicit the Company’s stockholders for the Annual Meeting.

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The entire expense of soliciting proxies is being borne by PVG. Costs of this solicitation are currently estimated to be $400,000. PVG estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $75,000. To the extent legally permissible, if PVG is successful in its solicitation, PVG intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. PVG does not intend to submit the question of such reimbursement to a vote of the Company’s stockholders.

The principal business of PVG is investment management. Mr. Adams is the Chief Executive Officer. The principal occupations of the other Participants are set forth elsewhere in this Proxy Statement.

As of the date hereof, PVG beneficially owns 337,663 shares of Common Stock. As of the date hereof, the aggregate number of shares of Common Stock beneficially owned by all of the Participants is 337,663. The Participants intend to vote all shares they beneficially own in favor of the election of the PVG Nominees.

For information regarding transactions in securities of the Company during the past two years by the PVG, please see Schedule I attached hereto.

With respect to each PVG Participant, none of the events enumerated in Item 401(f)(1)–(8) of Regulation S-K occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting. Should other matters of which we are not aware a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Proxy Statement to you if you write to our proxy solicitor, InvestorCom LLC, at the address set forth in the front part of this Proxy Statement, call toll-free at (877) 972-0090, or email proxy@investor-com.com. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents filed with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, which are based on publicly available information, are inaccurate or incomplete, we have not had access to the books and records of the Company, were not involved in the preparation of such information or statements and are not in a position to verify such information or statements. All information relating to any person other than the Participants is given only to the knowledge of PVG.

This Proxy Statement is dated August 27, 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the furnishing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, any proposal that a stockholder wishes to have included in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Stockholders must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted to the Company’s Corporate Secretary at 630 Fifth Avenue, 20th Floor, New York, New York 10111, no later than July 26, 2027.

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In addition, according to the Company’s proxy statement, if a stockholder wishes to present a proposal or nominate a director before the 2027 Annual Meeting of Stockholders, but does not wish to have the proposal or nomination included in the Company’s proxy statement and proxy card pursuant to Rule 14a-8 or the Company’s proxy-access provisions, the stockholder must provide timely written notice to the Company’s Corporate Secretary at the address above. The specific advance-notice deadlines, information requirements and other procedures are set forth in the Company’s bylaws and proxy statement.

If a stockholder wishes to solicit proxies in support of director nominees other than the Company nominees under the universal proxy rules, the stockholder must comply with the additional notice and information requirements of Rule 14a-19 under the Exchange Act and the Company’s bylaws.

The information set forth above regarding the procedures for submitting stockholder proposals and director nominations for consideration at the 2027 Annual Meeting is based on information contained in the Company’s bylaws and proxy statements. The inclusion of this information in this Proxy Statement should not be construed as an admission by PVG that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

We have omitted from this Proxy Statement certain disclosure required by applicable law that is expected to be included in the Company’s proxy statement relating to the Annual Meeting based on reliance on Rule 14a-5(c) under the Exchange Act. The disclosure in the Company’s proxy statement is expected to include, among other things, current biographical information regarding the Company’s directors and executive officers, information concerning executive compensation and director compensation, information concerning the committees of the Board and other information concerning the Board, information concerning certain relationships and related-party transactions, and information about the Company’s independent registered public accounting firm and other important information. Stockholders are directed to refer to the Company’s proxy statement for the foregoing information, including information required by Item 7 of Schedule 14A with respect to the Company nominees. Stockholders can access the Company’s proxy statement and any other relevant documents disclosing this information, without cost, on the SEC’s website at www.sec.gov.

See Schedule II for information regarding persons who beneficially own more than 5% of the shares of Common Stock and the ownership of shares of Common Stock by the Company’s directors and executive officers.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the PVG Nominees by marking, signing, dating and returning the enclosed GOLD universal proxy card or GOLD voting instruction form promptly.

PVG Asset Management Corporation August 27, 2026

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

PVG Asset Management(1)

Date of Transaction	Nature of Transaction	Number of Shares
10/22/2024	Purchase	2,270
5/20/2025	Purchase	5,000
11/14/2025	Purchase	7,000
6/1/2026	Sale	(8,510)
Net Total		5,760

All Other Holders(2)

Date of Transaction	Nature of Transaction	Number of Shares(1)
9/16/2024	Purchase	12,785
9/18/2024	Purchase	220
10/10/2024	Purchase	270
10/22/2024	Purchase	59,340
10/28/2024	Sale	(250)
11/18/2024	Purchase	1,125
12/12/2024	Sale	(385)
12/18/2024	Purchase	3,115
1/3/2025	Purchase	13
1/16/2025	Purchase	1,445
1/21/2025	Sale	(130)
1/23/2025	Purchase	1,100
1/24/2025	Purchase	1,700
1/27/2025	Sale	(15,000)
1/29/2025	Purchase	1,210
2/7/2025	Sale	(1,575)
2/11/2025	Purchase	1,570
2/19/2025	Purchase	985
2/24/2025	Purchase	1,275
3/4/2025	Purchase	2,530
3/19/2025	Purchase	4,880
3/20/2025	Purchase	1,730
3/24/2025	Purchase	8,210
4/3/2025	Purchase	3,140
4/10/2025	Purchase	65
4/28/2025	Purchase	633
5/5/2025	Purchase	100
5/20/2025	Purchase	25,189
7/15/2025	Sale	(4,520)
7/16/2025	Sale	(40)
8/19/2025	Purchase	4,015
9/4/2025	Purchase	22,248
10/7/2025	Sale	(2,490)
10/10/2025	Sale	(4,905)
11/7/2025	Sale	(145)
11/10/2025	Sale	(33,695)
11/14/2025	Purchase	85,530
11/14/2025	Sale	(13,680)
11/20/2025	Sale	(3,875)
11/26/2025	Purchase	442,321
12/4/2025	Sale	(1,898)
12/5/2025	Purchase	1,178
12/10/2025	Purchase	240
12/15/2025	Sale	(130)
12/17/2025	Sale	(124)
12/18/2025	Purchase	2,500
12/18/2025	Sale	(110)
12/22/2025	Purchase	545
12/24/2025	Purchase	269
12/30/2025	Sale	(18)
12/31/2025	Purchase	12,404
1/2/2026	Purchase	18,942
1/5/2026	Purchase	435
1/7/2026	Sale	(1,885)
1/8/2026	Sale	(176)
1/12/2026	Sale	(65)
1/14/2026	Purchase	56,939
1/16/2026	Purchase	900
1/16/2026	Sale	(9,965)
1/30/2026	Sale	(320)
2/5/2026	Sale	(20,195)
2/11/2026	Purchase	2,438
2/13/2026	Purchase	445
2/24/2026	Purchase	461
2/27/2026	Sale	(2,770)
3/2/2026	Purchase	109
3/17/2026	Purchase	5,865
3/19/2026	Sale	(244)
3/23/2026	Purchase	225
3/23/2026	Sale	(15)
3/30/2026	Purchase	3,205
4/6/2026	Sale	(579)
4/13/2026	Purchase	1,124
4/16/2026	Sale	(1,792)
5/11/2026	Sale	(2,919)
5/13/2026	Purchase	1,305
5/13/2026	Sale	(635)
5/14/2026	Sale	(2,290)
5/19/2026	Sale	(99,689)
5/21/2026	Purchase	505
5/28/2026	Purchase	362
5/28/2026	Sale	(3,286)
5/29/2026	Purchase	350
6/1/2026	Sale	(4,214)
6/3/2026	Sale	(92,975)
6/5/2026	Sale	(9,550)
6/23/2026	Sale	(329)
6/30/2026	Purchase	130
7/14/2026	Sale	(70,035)
7/24/2026	Sale	(926)
7/29/2026	Sale	(57,893)
Net Total		331,903

1.	All transactions were effected on Nasdaq.
2.	Custodial accounts over which PVG has discretionary authority to vote shares and therefore PVG has beneficial ownership of the shares.

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SCHEDULE II

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 11, 2026.

The following table sets forth certain information regarding the ownership Common Stock as of July 30, 2026, by: (i) each current director and director nominee; (ii) each of the named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the Common Stock. Applicable percentages are based on 92,696,842 shares of Common Stock outstanding on July 31, 2026.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of July 30, 2026. The information does not necessarily indicate beneficial ownership for any other purpose.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1)
Directors and Named Executive Officers(2)
Common Stock	Jiong Ma (Director, Chair)	210,001	(3)	*
Common Stock	Terrie Kellmeyer (Interim CEO)	68,335	(4)	*
Common Stock	Claus van der Velden (Director)	355,501	(5)	*
Common Stock	Peter Donhauser (Director)	360,501	(6)	*
Common Stock	Axel Paeger (Director)	—		*
Common Stock	Sandra Boenisch (Principal Financial Officer)	359,463	(7)	*
Common Stock	Steffen Thomas (Director)	449,152	(8)	*
Common Stock	Christopher Missling (Director and Former CEO)	3,719,665	(9)	3.93%
Common Stock	Gautam Patel (Director Nominee)	—		*
Common Stock	Adrian Senderowicz (Director Nominee)	—		*
Common Stock	Current Directors & Executive Officers as a group (8 persons)	5,522,618		5.71%
5% Holders
Common Stock	BlackRock, Inc.	6,671,075	(10)	7.20%
Common Stock	Vanguard Capital Management LLC	4,663,459	(11)	5.03%

*Less than 1%

(1)	Percentage of ownership is based on 92,696,842 shares of our Common Stock issued and outstanding as of July 30, 2026. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	The address for each of our executive officers and directors is c/o Anavex Life Sciences Corp., 630 5th Avenue, 20th Floor, New York, New York.

(3)	Includes options to purchase 35,000 shares of our Common Stock at $13.01 per share, options to purchase 25,000 shares of our Common Stock at $18.11 per share, options to purchase 50,000 shares of our Common Stock at $10.09 per share, options to purchase 50,000 shares of our Common Stock at $8.57 per share, options to purchase 33,334 shares of our Common Stock at $5.36 per share and options to purchase 16,667 shares of our Common Stock at $8.58 per share that have vested or are vesting within 60 days. Excludes options to purchase 16,666 shares of our Common Stock at $5.36 per share and options to purchase 33,333 shares of Common Stock at $8.58 per share that do not vest within 60 days.

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(4)	Includes options to purchase 40,835 shares of our Common Stock at $7.21 per share, options to purchase 2,500 shares of our Common Stock at $5.36 per share and options to purchase 25,000 shares of our Common Stock at $8.58 per share that are vested or are vesting within 60 days. Excludes options to purchase 5,833 shares of our Common Stock at $7.21 and options to purchase 5,000 shares of our Common Stock at $5.36 and options to purchase 25,000 shares of our Common Stock at $8.58 per share that do not vest within 60 days.

(5)	Includes options to purchase 50,000 shares of our Common Stock at $2.60 per share, options to purchase 45,500 shares of our Common Stock at $2.58 per share, options to purchase 50,000 shares of our Common Stock at $2.96 per share, options to purchase 35,000 shares of our Common Stock at $5.49 per share, options to purchase 25,000 shares of our Common Stock at $18.11 per share, options to purchase 50,000 shares of our Common Stock at $10.09 per share, options to purchase 50,000 shares of our Common Stock at $8.57 per share, options to purchase 33,334 shares of our Common Stock at $5.36 per share and options to purchase 16,667 shares of our Common Stock at $8.58 per share that have vested or are vesting within 60 days. Excludes options to purchase 16,666 shares of our Common Stock at $5.36 per share, options to purchase 33,333 shares of Common Stock at $8.58 per share that do not vest within 60 days.

(6)	Includes options to purchase 50,000 shares of our Common Stock at $5.39 per share, options to purchase 45,500 shares of our Common Stock at $2.58 per share, options to purchase 50,000 shares of our Common Stock at $2.96 per share, options to purchase 35,000 shares of our Common Stock at $5.49 per share, options to purchase 25,000 shares of our Common Stock at $18.11 per share, options to purchase 50,000 shares of our Common Stock at $10.09 per share, options to purchase 50,000 shares of our Common Stock at $8.57 per share and options to purchase 33,334 shares of our Common Stock at $5.36 per share and options to purchase 16,667 shares of our Common Stock at $8.58 per share that have vested or are vesting within 60 days. Excludes options to purchase 16,666 shares of our Common Stock at $5.36 per share and options to purchase 33,333 shares of Common Stock at $8.58 per share that do not vest within 60 days.

(7)	Includes options to purchase 30,000 shares of our Common Stock at $3.30 per share, options to purchase 30,000 shares of our Common Stock at $2.30 per share, options to purchase 27,300 shares of our Common Stock at $2.58 per share, options to purchase 35,000 shares of our Common Stock at $2.93 per share, options to purchase 70,000 shares of our Common Stock at $2.96 per share, options to purchase 50,000 shares of our Common Stock at $5.49 per share, options to purchase 20,000 shares of Common Stock at $10.09 per share, options to purchase 25,000 shares of our Common Stock at $8.57 per share, options to purchase 25,000 shares of our Common Stock at $5.36 per share and options to purchase 25,000 shares of our Common Stock at $8.58 per share that have vested or are vesting within 60 days. Excludes options to purchase 40,000 shares of our Common Stock at $18.11 per share, options to purchase 20,000 shares of our Common Stock at $10.09 per share, options to purchase 25,000 shares of our Common Stock at $8.57 per share, options to purchase 25,000 shares of Common Stock at $5.36 per share and options to purchase 25,000 shares of our Common Stock at $8.58 per share that do not vest within 60 days.

(8)	Includes options to purchase 100,000 shares of our Common Stock at $3.28 per share, options to purchase 45,500 shares of our Common Stock at $2.58 per share, options to purchase 50,000 shares of our Common Stock at $2.96 per share, options to purchase 35,000 shares of our Common Stock at $5.49 per share, options to purchase 25,000 shares of our Common Stock at $18.11 per share, options to purchase 50,000 shares of our Common Stock at $10.09 per share, options to purchase 50,000 shares of our Common Stock at $8.57 per share, options to purchase 33,334 shares of our Common Stock at $5.36 per share and options to purchase 16,667 shares of our Common Stock at $8.58 per share that have vested or are vesting within 60 days. Excludes options to purchase 16,666 shares of our Common Stock at $5.36 per share and options to purchase 33,333 shares of Common Stock at $8.58 per share that do not vest within 60 days.

(9)	Includes options to purchase 500,000 shares of our Common Stock at $3.28 per share, options to purchase 450,000 shares of our Common Stock at $5.92 per share, options to purchase 400,000 shares of our Common Stock at $3.30 per share, options to purchase 450,000 shares of our Common Stock at $2.30 per share, options to purchase 409,500 shares of our Common Stock at $2.58 per share, that are vested or are vesting within 60 days.

(10)	Based on the Schedule 13G/A as filed with the SEC dated on January 25, 2024. The principal business address for BlackRock, Inc. is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(11)	Based on the Schedule 13G as filed with the SEC dated on July 31, 2026, reflecting sole voting power over 608,870 shares of our Common Stock and sole dispositive power over 4,663,459, filed by Vanguard Capital Management LLC and the following affiliates of Vanguard Capital Management LLC or business divisions of such affiliates: Vanguard Asset Management Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC and Vanguard Investments Australia Ltd. The principal business address for Vanguard Capital Management LLC is 100 Vanguard Blvd,, Malvern, PA, 19355.

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IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy “FOR” the election of the PVG Nominees by taking the following steps:

■	SIGNING the enclosed GOLD universal proxy card or GOLD voting instruction form;

■	DATING the enclosed GOLD universal proxy card or GOLD voting instruction form; and

■	MAILING the enclosed GOLD universal proxy card or GOLD voting instruction form TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card or GOLD voting instruction form by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only that institution may vote those shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote by toll-free telephone or Internet. Please refer to the enclosed GOLD voting instruction form for instructions on voting electronically. You may also vote by signing and dating the enclosed GOLD voting instruction form and returning it to the address provided on the form.

If you have any questions or require additional information concerning this Proxy Statement, please contact InvestorCom LLC at the address set forth below

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of PVG’s proxy materials, please contact:

1055 Washington Boulevard, Suite 520

Stamford, CT 06901

Stockholders may call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

E-mail: proxy@investor-com.com

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GOLD UNIVERSAL PROXY CARD

ANAVEX LIFE SCIENCES CORP.

2026 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY AND ON BEHALF OF PVG ASSET MANAGEMENT CORPORATION, PATRICK S. ADAMS AND THE OTHER PARTICIPANTS IN THEIR PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ANAVEX LIFE SCIENCES CORP. IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Patrick S. Adams and Curtis Hogue and each of them, as attorneys and agents with full power of substitution, to vote all shares of common stock of Anavex Life Sciences Corp. (the “Company”) that the undersigned would be entitled to vote if personally present at the 2026 annual meeting of stockholders to be held exclusively online at https://www.cesonlineservices.com/avxl26_vm on September 24, 2026, at 8:30 a.m. Eastern Daylight Time (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock held by the undersigned and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE SIX (6) PVG NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting by PVG Asset Management Corporation, Patrick S. Adams and the other participants in their proxy solicitation.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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GOLD UNIVERSAL PROXY CARD

☒ Please mark vote as in this example

PVG STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE SIX (6) PVG NOMINEES LISTED BELOW AND “FOR” PROPOSAL 2.

YOU MAY SUBMIT VOTES FOR UP TO SIX (6) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	To elect six (6) directors to the Board of Directors to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are elected and qualified.

PVG NOMINEES

	FOR	AGAINST	ABSTAIN
a) Patrick S. Adams	☐	☐	☐

b) John Boris	☐	☐	☐

c) Dale Curtis Hogue, Jr.	☐	☐	☐

d) Jason Kolbert	☐	☐	☐

e) Rene Mora, M.D., Ph.D.	☐	☐	☐

f) Ralf von Ziegesar	☐	☐	☐

Company Nominees

	FOR	AGAINST	ABSTAIN
a) Peter Donhauser, D.O.	☐	☐	☐

b) Jiong Ma, Ph.D.	☐	☐	☐

c) Axel Paeger, M.D., MBA, MBI	☐	☐	☐

d) Gautam Patel, MBA	☐	☐	☐

e) Adrian Senderowicz, M.D.	☐	☐	☐

f) Claus van der Velden, Ph.D.	☐	☐	☐

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GOLD UNIVERSAL PROXY CARD

PVG MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.

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